UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2026

ARTIFICIAL INTELLIGENCE TECHNOLOGY SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55079	27-2343603
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10800 Galaxie Avenue
 Ferndale, Michigan, United States 48220
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (877) 787-6268

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

When used in this Current Report on Form 8-K, unless otherwise indicated, the terms the "Company," "our," or "we" refer to Artificial Intelligence Technology Solutions, Inc. and its subsidiaries.

Item 7.01. Regulation FD Disclosure.

On October 20, 2026, Artificial Intelligence Technology Solutions, Inc. (the "Company") issued a press release titled "AITX Projects Monthly Operating Cash Breakeven in January 2027 Ahead of RAIA, SARA and ROAMEO Revenue Ramp," announcing management's projections regarding monthly operating cash breakeven beginning in January 2027 and all in cash breakeven during the second calendar quarter of 2027. The press release also describes the Company's expanded cash savings program, the assumptions underlying those projections, an update to its previously announced December 2026 operational cash flow objective, and the concentration of development resources on SARA, RAIA and ROAMEO. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

The information set forth in this Item 7.01, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed an admission as to the materiality of any information contained herein or therein.

Important Information Regarding Projections and Management Measures

The projections described in Exhibit 99.1 are management estimates based on current assumptions. They are not results already achieved, guarantees of future performance or projections of profitability under generally accepted accounting principles ("GAAP").

As described in Exhibit 99.1, monthly operating cash breakeven compares projected monthly revenue with projected monthly cash operating expenditures, excluding debt service and device build expenditures. The all in cash breakeven projection additionally includes scheduled debt service and anticipated device build expenditures. These management measures differ from GAAP net income and net cash provided by or used in operating activities and should not be considered substitutes for those measures. Revenue recognized in a month does not necessarily equal cash collected in that month. Collection timing and other working capital requirements may therefore result in a need for financing even when projected revenue exceeds the expenditures included in these comparisons. There can be no assurance that such financing will be available on acceptable terms or at all.

The projections assume approximately 2.7% monthly revenue growth, implementation of anticipated cash spend reductions, and the product contributions described in Exhibit 99.1. The assumed revenue growth rate exceeds the Company's growth over the preceding twelve months. Recent sequential growth does not establish that this rate will continue.

The expanded cash savings program replaces the previously announced $200,000 monthly target. Projected cash spend reductions are measured against the Company's August 2026 monthly expense run rate and are expected to reach approximately $345,000 per month in January 2027 and exceed $350,000 per month beginning in February 2027. These amounts include both expense reductions and changes in payment timing. Salary deferrals and deferred compensation remain obligations of the Company and do not constitute permanent expense reductions or forgiveness of amounts owed. Payment of those obligations will require cash or other settlement and may affect the timing or continuation of either projected breakeven milestone.

Achievement of either milestone would not, by itself, establish GAAP profitability, eliminate accumulated liabilities or assure that the Company can fund all future requirements without additional financing. The Company continues to depend on outside financing, which may be dilutive. Reference is made to the sections of Exhibit 99.1 captioned "Important Information Regarding Projections and Management Measures" and "Certain Information Regarding the Company's Financial Condition."

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K and Exhibit 99.1 contain forward looking statements, including statements regarding projected monthly operating cash breakeven beginning in January 2027 and its continuation thereafter; projected all in cash breakeven during the second calendar quarter of 2027; anticipated monthly revenue growth; the amount, timing and continuation of projected cash spend reductions; implementation and effects of workforce reductions, vendor and operating reductions, salary deferrals and compensation payment changes; anticipated product launches, deployments and revenue contributions from SARA, ROAMEO and RAIA; the effects of concentrating resources on those platforms and pausing or discontinuing other development activities and applications; potential reductions in reliance on outside capital; potential access to inventory, equipment or other financing without equity dilution; and future progress updates.

These statements are based on management's current expectations and assumptions and are subject to significant risks and uncertainties. Actual results could differ. Factors that could cause actual results to differ include, among others: revenue growth below the assumed rate; customer attrition, cancellations or deployment delays; delays in billing or collections; product launch or commercialization delays; changes in product mix or margins; inventory, production and device build cash requirements exceeding estimates; anticipated cash spend reductions being delayed, smaller than expected, not achieved or not sustained; separation costs, vendor obligations or other expenditures offsetting anticipated reductions; deferred compensation and other obligations becoming payable; reductions in staffing, development or outside services adversely affecting sales, operations, customer deployments, service levels or retention; and debt service, financing costs or other cash requirements exceeding projections.

The Company may not achieve either projected milestone within the stated period, or at all, or sustain it once achieved. Financing without equity dilution may not be available. Other material risks include the Company's history of losses, negative working capital and stockholders' deficit; doubt regarding its ability to continue as a going concern; its continued dependence on external financing, including variable priced equity financing that results in dilution to existing stockholders; and the other risks described in the Company's Annual Report on Form 10-K for the fiscal year ended February 28, 2026, as amended, and subsequent filings with the Securities and Exchange Commission.

Readers are cautioned not to place undue reliance on forward looking statements, which speak only as of the date of this Current Report. Except as required by law, the Company undertakes no obligation to update or revise any forward looking statement. This Current Report does not constitute an offer to sell or the solicitation of an offer to buy any securities of the Company. The Company does not qualify for the safe harbor for forward looking statements provided by the Private Securities Litigation Reform Act of 1995.

Certain Information Regarding the Company's Financial Condition

The information in this Current Report on Form 8-K and Exhibit 99.1 should be read together with the following. The Company has not been profitable in any fiscal year of its operating history and has reported significant operating losses, negative working capital and a stockholders' deficit. Its independent auditor's report includes an explanatory paragraph expressing substantial doubt regarding the Company's ability to continue as a going concern. The Company's cash on hand is insufficient to fund operations for an extended period without additional financing. Such financing may not be available on acceptable terms or at all and may result in substantial dilution to existing stockholders.

The projections described in this Current Report and Exhibit 99.1 do not eliminate these conditions or the Company's existing obligations. Investors should review the Company's Annual Report on Form 10-K for the fiscal year ended February 28, 2026, as amended, and subsequent filings with the Securities and Exchange Commission, available at www.sec.gov, for additional information regarding its financial condition, financing arrangements and risks.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release of Artificial Intelligence Technology Solutions, Inc. dated October 20, 2026 (furnished, not filed)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTIFICIAL INTELLIGENCE TECHNOLOGY SOLUTIONS, INC.

Date: October 20, 2026	By:	/s/ Steve Reinharz
	Name:	Steve Reinharz
	Title:	Chief Executive Officer